SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

The New Ireland Fund, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

THE NEW IRELAND FUND, INC.

c/o BNY Mellon Investment Servicing (US) Inc.

BNY Mellon Center

One Boston Place

201 Washington Street, 34th Floor

Boston, Massachusetts 02109

SPECIAL MEETING OF STOCKHOLDERS

June 14, 2016

SUPPLEMENT TO PROXY STATEMENT

We are supplementing the Proxy Statement of The New Ireland Fund, Inc. (the “Fund”) dated April 28, 2016 to inform you that on May 18, 2016, BHF Group UK Ltd (“BHF”), which is owned by Oddo & Cie SCA, and Amundi Asset Management entered into a share purchase agreement pursuant to which BHF agreed to sell, and Amundi Asset Management agreed to purchase, 87.5% of the equity interest of Kleinwort Benson Investors Dublin Ltd., the majority owner of Kleinwort Benson Investors International Ltd., the Fund’s investment adviser (“KBI”). Amundi Asset Management is a global asset manager with a presence in 30 countries across five continents. Amundi Asset Management is wholly owned by Amundi, a publicly traded company listed on the French stock exchange, that is majority owned by Credit Agricole. As of March 31, 2016, Amundi Asset Management had assets under management in excess of $1 trillion. The address of Amundi Asset Management is 90 Boulevard Pasteur, Paris, France 75015. BHF and a group of key employees of Kleinwort Benson Investors Dublin Ltd. and Kleinwort Benson Investors International Ltd. entered into a separate share purchase agreement pursuant to which BHF agreed to sell, and the key employees agreed to purchase, the remaining 12.5% of the equity interest of Kleinwort Benson Investors Dublin Ltd.

Both transactions, which are subject to regulatory approval, are currently expected to close in the third quarter of 2016. The closing of the transaction with Amundi Asset Management would cause an “assignment” of KBI’s investment advisory agreement with the Fund under the Investment Company Act of 1940 resulting in its automatic termination. As a result of the termination and the need to consider a new investment advisory agreement between KBI and the Fund, a proxy statement soliciting stockholder approval of a new investment advisory agreement containing more information about the transaction, Amundi and the new investment advisory agreement will be mailed to stockholders, and a special meeting of stockholders will be held, in 2016 subsequent to the Special Meeting of Stockholders of the Fund scheduled for June 14, 2016.

You do not need to take any action with respect to the proposals set out in the Proxy Statement as a result of the transactions described above. If, however, you would like to vote or revoke your proxy with respect to any proposal, you may do so by executing a proxy (or superseding proxy) by telephone, the Internet or mail following the process described on the enclosed proxy card, by submitting a written notice to the Secretary of the Fund or by attendance at the Special Meeting of Stockholders and executing a proxy (or superseding proxy).

This supplement to the Proxy Statement is dated June 8, 2016.

SPECIAL MEETING OF STOCKHOLDERS OF

THE NEW IRELAND FUND, INC.

June 14, 2016

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Special Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.newirelandfund.com

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00030000000000000000 4 061416

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
(1) To approve an Investment Advisory Agreement between The New Ireland Fund, Inc. and Kleinwort Benson Investors International Ltd.	☐	☐	☐

(2) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the approval of the Investment Advisory Agreement. Please refer to the proxy statement for a discussion of all the proposals.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ______ Signature of Stockholder ____________ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF

THE NEW IRELAND FUND, INC.

June 14, 2016

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card are available at www.newirelandfund.com

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00030000000000000000 4 061416

THE BOARD RECOMMENDS A VOTE "FOR" PROPOSAL 1.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
(1) To approve an Investment Advisory Agreement between The New Ireland Fund, Inc. and Kleinwort Benson Investors International Ltd.	☐	☐	☐

(2) To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the approval of the Investment Advisory Agreement. Please refer to the proxy statement for a discussion of all the proposals.

PLEASE SIGN AND DATE BELOW AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

THE NEW IRELAND FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

Special Meeting of Stockholders ---- June 14, 2016

The undersigned hereby appoints Margaret Duffy, Lelia Long and Vincenzo Scarduzio, and each of them, attorneys-in-fact and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned as designated on the reverse side of this proxy card, all stock of The New Ireland Fund, Inc. held of record by the undersigned on April 27, 2016 at the Special Meeting of Stockholders (the "Meeting") to be held on June 14, 2016, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys-in-fact and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting.

A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

(Continued on the reverse side)

1.1 14475